UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 10, 2003





                                   CREE, INC.
             (Exact name of registrant as specified in its charter)


  North Carolina                    000-21154                     56-1572719
 (State or other            (Commission File Number)           (I.R.S. Employer
  jurisdiction                                               Identification No.)
of incorporation)



                4600 Silicon Drive, Durham, North Carolina 27703
                    (Address of principal executive offices)



                                 (919) 313-5300
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

Item 9.  Regulation FD Disclosure.

On October 10, 2003, Cree, Inc. (the "Company") issued a press release announcing the conclusion of the previously announced investigation by a special committee of its Board of Directors into allegations of corporate wrongdoing made by Eric and Jocelyn Hunter. A copy of the Company's press release is attached to this report as Exhibit 99.01 and is incorporated herein by reference.

     The information in this Current Report on Form 8-K is furnished pursuant to
Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CREE, INC.



                                 By:     /s/ Cynthia B. Merrell
                                     ------------------------------------------
Dated:  October 10, 2003             Cynthia B. Merrell
                                     Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                     Description of Exhibit
-----------                     ----------------------

  99.01                         Press release, dated October 10, 2003